FEBRUARY 28, 2020

SUPPLEMENT TO

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS DATED FEBRUARY 28, 2020

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This Supplement contains new and additional information regarding The Hartford Global Real Asset Fund and should be read in connection with your Statutory Prospectus.

At a meeting held February 4-5, 2020, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. approved a change to the non-fundamental 80% investment policy of The Hartford Global Real Asset Fund (the “Fund”) effective April 30, 2020, as set forth below.

	Current	New
The Hartford Global Real Asset Fund’s Non-Fundamental 80% Investment Policy (in italics)	The Fund principally invests its assets in investments that, in the judgment of Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, expected to provide real returns (such assets are defined as “real assets”). These real assets include equity and fixed income securities and other instruments issued by or related to natural resource companies, equity and fixed income securities and other instruments issued by or related to utilities, inflation protected bonds, and commodity related investments and derivative instruments. Under normal circumstances, the Fund will invest at least 80% of its assets in such asset categories.	Under normal circumstances, the Fund invests at least 80% of its assets in investments related to real assets and real asset companies. “Real assets” are investments that, in the judgment of Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, expected to provide real returns. “Real assets” and “Real asset” companies include, but are not limited to: (1) investments related to telecommunications, transportation, industrial, natural resources (including energy, utilities related to natural resources, materials, metals and mining, agriculture/chemicals, and paper and forest products), infrastructure, equipment, and real estate; (2) inflation protected securities; and (3) commodities.

In addition to the change described above, the Fund is changing its fixed income/equity target allocations and the Fund’s custom benchmark effective April 30, 2020. Accordingly, effective April 30, 2020, the above referenced Statutory Prospectus is revised as follows:

(1)	Under the heading “The Hartford Global Real Asset Fund Summary Section – Principal Investment Strategy” in the above referenced Statutory Prospectus, the first two paragraphs are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in investments related to real assets and real asset companies. “Real assets” are investments that, in the judgment of Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, expected to provide real returns. “Real assets” and “Real asset” companies include, but are not limited to: (1) investments related to telecommunications, transportation, industrial, natural resources (including energy, utilities related to natural resources, materials, metals and mining, agriculture/chemicals, and paper and forest products), infrastructure, equipment, and real estate; (2) inflation protected securities; and (3) commodities.

The Fund seeks its investment objective by investing in a globally diverse mix of investments. The Fund targets an investment allocation of approximately 50% of its net assets in equity securities, 40% of its net assets in fixed income investments, and 10% of its net assets in commodity-related investments.

(2)	Under the heading “The Hartford Global Real Asset Fund Summary Section – Principal Risks” in the above referenced Statutory Prospectus, the following is added:

Real Estate Related Securities Risks − In addition to general market risk, the main risk of real estate related securities is that the value of the underlying real estate may go down due, among other factors, to the strength of the general and local economies, the amount of new construction in a particular area, the laws and regulations affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

(3)	Under the heading “The Hartford Global Real Asset Fund Summary Section – Past Performance – Average Annual Total Returns” in the above referenced Statutory Prospectus, the “Average Annual Total Returns” sub-section is deleted in its entirety and replaced with the following:

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s current blended benchmark and five broad-based market indices. The returns are also shown below for the Fund’s former blended benchmark. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2019 (including sales charges)*
Share Classes	1 Year	5 Years	Since Inception (5/28/10)
Class A – Return Before Taxes	5.83%	0.57%	-0.37%
– After Taxes on Distributions	5.21%	0.14%	-0.66%
– After Taxes on Distributions and Sale of Fund Shares	3.97%	0.42%	-0.28%
Share Classes (Return Before Taxes)
Class C	10.17%	0.96%	-0.53%
Class I	12.31%	1.99%	0.49%
Class R3	11.63%	1.43%	-0.03%
Class R4	11.95%	1.74%	0.26%
Class R5	12.22%	2.01%	0.52%
Class Y	12.34%	2.08%	0.57%
Class F**	12.29%	2.01%	0.50%
Fund’s Current Benchmarks
40% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net) / 10% Bloomberg Commodity Index Total Return / 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net)	11.92%	2.60%	3.00%
Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes)	6.86%	2.36%	2.48%
MSCI ACWI Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	13.06%	2.19%	1.27%
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)	7.69%	-3.92%	-3.89%
MSCI World IMI Core Real Estate Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	22.48%	6.16%	9.63%
MSCI ACWI Infrastructure Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	20.04%	4.30%	7.10%
Fund’s Prior Benchmark
55% MSCI ACWI Commodity Producers Index (Net)/ 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 10% Bloomberg Commodity Index Total Return	10.70%	2.00%	1.56%

*	Effective April 30, 2020, the Fund changed its blended benchmark to 40% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net). The Fund changed its blended benchmark because the Investment Manager believes that the new blended benchmark better reflects the Fund’s revised investment strategy. The blended benchmarks are calculated by the Investment Manager.
**	Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.

(4)	Under the heading “Additional Information Regarding Investment Strategies and Risks – Global Real Asset Fund” in the above referenced Statutory Prospectus, the first paragraph is deleted.

(5)	Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, a “✓” is added next to “Real Estate Related Securities Risks” and the “X” is deleted next to “Real Estate Related Securities Risks” in the risk table for the Fund.

(6)	Under the heading “Performance Notes - Indices” in the above referenced Statutory Prospectus, the following is added:

The MSCI ACWI Infrastructure Index (Net) is designed to capture the global opportunity set of companies that are owners or operators of infrastructure assets.

The MSCI World IMI Core Real Estate Index (Net) is designed to capture large, mid and small cap stocks across developed countries engaged in the ownership, development and management of specific core property type real estate.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7519	February 2020